United States
                   Securities and Exchange Commission
                         Washington, D.C. 20549

          ____________________________________________________

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): September 20, 2002



                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
         (Exact name of registrant as specified in its charter)


                                 Nevada
             (State or other jurisdiction of incorporation)


              000-31801                               33-0930198
      (Commission File Number)            (IRS Employer Identification No.)


18200 Von Karman Avenue, 10th Floor,
         Irvine, California                            92612
(Address of principal executive offices)             (Zip Code)


                             (949) 474-1500
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On November 30, 2001, Norstar Communications, Inc. and the Registrant executed that certain Asset Purchase and Sale Agreement (the "First Norstar Agreement"), which was subsequently revised on January 22, 2002, but had an effective date of January 2, 2002. On March 11, 2002, Norstar and the Registrant executed that certain Asset Purchase and Sale Agreement (the "Second Norstar Agreement"). The First Norstar Agreement and the Second Norstar Agreement were essentially a single transaction and they are hereinafter collectively referred to as the "Norstar Asset Purchase Agreement."

     1. On September 20, 2002, Norstar and the Registrant agreed to amend the Norstar Asset Purchase Agreement as follows:

          (a) The Second Norstar Agreement will be considered to be a continuation of the First Norstar Agreement. As a result, the net value of the Norstar Asset Purchase Agreement is $1,316,979.41, and all of the shares of the Registrant's common stock given in exchange for the assets described in the Norstar Asset Purchase Agreement should be valued at $0.22 per share, pursuant to the Share Price Analysis more fully described in SCHEDULE A attached to the Amendment to Norstar Agreements attached as an exhibit hereto and incorporated herein by reference for all purposes.

          (b) In the First Norstar Agreement, the consideration given by Norstar is deemed to have been assets valued at $778,048.76, which included a promissory note from Norstar in favor of the Registrant in the amount of $77,309.87, more fully described in SCHEDULE B attached to the Amendment to Norstar Agreements attached as an exhibit hereto and incorporated herein by reference for all purposes. The promissory note was given by Norstar to the Registrant in payment for certain expenses paid by the Registrant on Norstar's behalf. The consideration in the First Norstar Agreement given by the Registrant is deemed to have included the assumption by the Registrant of Norstar liabilities in the amount of $104,779.98 as of January 2, 2002, the issuance by the Registrant to Norstar of 1,711,933 shares of the Registrant's common stock valued at $382,249.36, or $0.22 per share as described in SCHEDULE A attached to the Amendment to Norstar Agreements attached as an exhibit hereto, and a promissory note issued by the Registrant in favor of Norstar in the amount of $291,019.41, more fully described in SCHEDULE C attached to the Amendment to Norstar Agreements attached as an exhibit hereto and incorporated herein by reference for all purposes, which promissory note is to be payable only in the common stock of the Registrant valued at $0.22 per share as described in SCHEDULE A attached to the Amendment to Norstar Agreements attached as an exhibit hereto.

          (c) In the Second Norstar Agreement, the consideration given by Norstar is deemed to have been assets valued at $665,260.63. The consideration given by the Registrant is deemed to have included the assumption by the Registrant of Norstar liabilities in the amount of $21,550.00 as of March 11, 2002, the issuance by the Registrant to Norstar of 4,186,260 shares of the Registrant's common stock valued at $934,730.05, or $0.22 per share as described in SCHEDULE A attached to the Amendment to Norstar Agreements attached as an exhibit hereto, and the forgiveness of a promissory note issued by the Registrant in favor of Norstar in the amount of $291,019.41 as described in SCHEDULE C attached to the Amendment to Norstar Agreements attached as an exhibit hereto and the related accrued interest of $5,610.26.

          (d) Certain assets acquired pursuant to the Second Norstar Agreement, which assets are more fully described in Schedule D attached to the Amendment to Norstar Agreements attached as an exhibit hereto and incorporated herein by reference for all purposes, will be deemed to have been acquired for valuation purposes pursuant to the First Norstar Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.
          ---------------------
     None.

     (b)  Exhibits.
          --------

     The following exhibit is filed herewith:

     Exhibit 10.5.  Amendment to Norstar Agreements.
     ------------

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2002


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.




                                   By  /s/  Mark Ellis
                                     -----------------------------
                                     Mark Ellis, President